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                                                                               1


                                                                   Exhibit 10.29


                              DRUGSTORE.COM, INC.

                         RITE AID GOVERNANCE AGREEMENT
                         -----------------------------

     This Governance Agreement (this "Agreement") is made as of the 17th day of
                                      ---------
June, 1999 by and among drugstore.com, inc., a Delaware corporation (the "Company"), and Rite Aid Corporation, a Delaware corporation ("Rite Aid").
--------                                                       --------


                                    RECITALS
                                    --------

     The Company and Rite Aid have entered into a Series E Preferred Stock Purchase Agreement (the "Series E Purchase Agreement") dated as of June 17,
                         ---------------------------
1999, pursuant to which the Company will sell to Rite Aid and Rite Aid will purchase from the Company shares of the Company's Series E Preferred Stock. The Company and Rite Aid wish to enter into this Agreement in order to set forth certain rights and restrictions applicable to the Company and Rite Aid in connection with the transactions contemplated by the Purchase Agreement.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

     1.  Standstill Agreement.
         --------------------

         1.1  No Increase of Ownership Interest.  (a) At any time during the
              ---------------------------------
Standstill Period (defined below), except with the prior written consent of a majority of the Company's Board of Directors (the "Board") (excluding the vote
                                                   -----
of any director appointed by Rite Aid), none of Rite Aid, any Affiliate (defined below) of Rite Aid or any 13D Group (defined below) of which Rite Aid or any of its Affiliates is a member shall in any manner acquire, agree to acquire or make any proposal to acquire, directly or indirectly, beneficial ownership (defined below) of any securities of the Company entitled to vote with respect to the election of any directors of the Company ("Voting Securities"), any security
                                           -----------------
convertible into, exchangeable for, or exercisable for, or that may become any Voting Securities or any other right to acquire Voting Securities (such Voting Securities and rights to acquire Voting Securities are collectively referred to herein as "Securities"), if after such acquisition, the Voting Securities then
           ----------
beneficially
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                                                                               2

owned by Rite Aid would represent more than the Threshold Percentage (defined below) of the Company's then outstanding Voting Securities (assuming the conversion, exchange and/or exercise of all convertible, exchangeable and exercisable securities then beneficially owned by Rite Aid); provided, however,
                                                             --------  -------
that if at any time the Voting Securities beneficially owned by Rite Aid shall represent less than or the same as the Threshold Percentage, and, subsequently and solely as a result of the Company's repurchases of Voting Securities or a recapitalization of all the Company's capital stock, the Voting Securities beneficially owned by Rite Aid shall then represent more than the Threshold Percentage, then Rite Aid shall not be deemed in violation of this Section 1.1 for so long as Rite Aid does not purchase or acquire beneficial ownership of additional Voting Securities.

          (b) The provisions of Section 1.1(a) shall not apply during the pendency of a Standstill Suspension Period (defined below).

          1.2  Definitions.  For purposes of this Agreement, the following terms
               -----------
shall be defined as set forth below:

          "Acquisition Agreement" means a definitive agreement between the
           ---------------------
     Company and any Existing Investor or any other Person in respect of a merger, consolidation, recapitalization, sale of assets or other business combination transaction which, if consummated, (i) in the case of such an agreement with an Existing Investor, would result (A) in such Existing Investor beneficially owning in excess of 40% of the then Total Current Voting Power (excluding a merger effected exclusively for the purpose of changing the domicile of the Company) or (B) in 50% or more of the assets of the Company being transferred to or controlled by an Existing Investor or (ii) in the case of such an agreement with any other Person, would result in a Change of Control Transaction.

          "Affiliate" of any specified Person means any other Person directly or
           ---------
     indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

          "beneficial owner" has the meaning set forth in Rule 13d-3 under the
           ----------------
     Exchange Act, and the terms "beneficially own" and "beneficial ownership"
                                  ----------------       --------------------
     have meanings correlative to the foregoing.

          "Board" is defined in Section 1.1(a).
           -----
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                                                                               3

          "Change of Control Transaction" means (A) any Tender Offer, merger,
           -----------------------------
     consolidation, recapitalization, sale of assets or other business combination or transaction pursuant to which either (i) the holders of the outstanding Voting Securities immediately prior to such transaction would hold less than 50% of the Total Current Voting Power immediately after such transaction or (ii) 50% or more of the assets of the Company would be transferred to or controlled by a third party not Affiliated with the Company, except in each case a merger effected exclusively for the purpose of changing the domicile of the Company or (B) any action by the stockholders of the Company that results in the directors, who as of the Closing Date constitute the Board (the "Incumbent Board"), ceasing to
                                             ---------------
     constitute at least a majority of the Board (provided, however, that any individual becoming a director subsequent to the Closing Date whose nomination for election by the stockholders of the Company was approved by the vote of the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board).

          "Closing Date" means the date of the closing of the purchase and sale
           ------------
     under the Series E Purchase Agreement.

     "Common Stock" means common stock, par value $0.001 per share, of the
      ------------
     Company.

          "control" when used with respect to any Person means the power to
           -------
     direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings
                               -----------       ----------
     correlative to the foregoing.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Existing Investors" means Amazon.com, Inc., Kleiner Perkins Caufield
           ------------------
     & Byers VIII, L.P. and Vulcan Ventures Incorporated, and their respective Affiliates.

          "Existing Investor Offer/Solicitation" means the commencement by an
           ------------------------------------
     Existing Investor of (i) a Tender Offer to acquire, or as a result of which such Existing Investor would beneficially own, in excess of 40% of the then Total Current Voting Power or (ii) a Proxy Solicitation.
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                                                                               4

          "Investors' Rights Agreement" means the Fourth Amended and Restated
           ---------------------------
     Investors' Rights Agreement made as of May 18, 1999, as amended by the Addendum thereto dated as of June 17, 1999, by and among the Company and the investors listed on Exhibit A thereto.

          "Person" means any individual, firm, corporation, partnership, limited
           ------
     liability company, trust, joint venture, or other entity.

          "Proxy Solicitation" means a "solicitation" of "proxies" (as such
           ------------------
     terms are used in Regulation 14A under the Exchange Act) by a Person or 13D Group (which is not made and does not include any of the Company, Rite Aid or any Affiliate of the Company or Rite Aid (it being agreed that for purposes of this definition of Proxy Solicitation an Existing Investor shall not be deemed an Affiliate of the Company)) to effect a Change of Control Transaction.

          "Qualified IPO" means an underwritten public offering by the Company
           -------------
     of shares of its Common Stock pursuant to a registration statement under the Securities Act, which results in gross proceeds in excess of $15,000,000 and the public offering price of which is at least $10.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization).

          "Rite Aid Controlled Entity" means any Person which is controlled by
           --------------------------
     Rite Aid.

          "Securities" is defined in Section 1.1(a).
           ----------

          "Securities Act" means the Securities Act of 1933.
           --------------

          "Standstill Period" means the period from the date of this Agreement
           -----------------
     until the earlier of (i) the tenth anniversary of the Closing Date and (ii) when the Company shall (A) sell, convey, or otherwise dispose of all or substantially all of its property or business or merge or consolidate with any other corporation (other than a wholly owned subsidiary corporation) where the stockholders of the Company own less than fifty percent (50%) of the voting power of the surviving entity after such merger or consolidation or (B) effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, except in each case a merger
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                                                                               5

     effected exclusively for the purpose of changing the domicile of the Company.

          "Standstill Suspension Period" means any of the following periods:
           ----------------------------

           (i) the period from the eleventh business day after commencement of a Third Party Offer/Solicitation until the withdrawal or termination thereof;

          (ii) the period from commencement of an Existing Investor Offer/Solicitation until the withdrawal or termination thereof;

         (iii) the period of effectiveness of any material waiver by the Company (including through a failure to enforce) of Section 3.1, 3.3 or 3.5 of the Investors' Rights Agreement as and to the extent such sections apply to the Existing Investors; and

          (iv) the period from the execution by the Company of an Acquisition Agreement until the termination thereof.

          "Stock" is defined in Section 2.1.
           -----

          "Strategic Agreements" means this Agreement, the Rite Aid Main
           --------------------
     Agreement and the Pharmacy Supply and Services Agreement (each as defined in the Series E Purchase Agreement).

          "Tender Offer" means a bona fide public offer subject to the
           ------------
     provisions of Regulation 14D when first commenced within the meaning of Rule 14d-2(a) of the rules and regulations under the Exchange Act, by a Person or 13D Group (which is not made and does not include any of the Company, Rite Aid or any Affiliate of the Company or Rite Aid (it being agreed that for purposes of this definition of Tender Offer an Existing Investor shall not be deemed an Affiliate of the Company)) to purchase or exchange for cash or other consideration any Voting Securities.

          "Third Party Offer/Solicitation" means the commencement by any Person
           ------------------------------
     other than an Existing Investor of (i) a Tender Offer to acquire, or as a result of which such Person would beneficially own, 51% or more of the then Total Current Voting Power or (ii) a Proxy Solicitation.

          "13D Group" means any group of Persons formed for the purpose of
           ---------
     acquiring, holding, voting or
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                                                                               6

     disposing of Securities which would be required under Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder, to file a statement on Schedule 13D pursuant to Rule 13d-1(a) or a Schedule 13G pursuant to Rule 13d-1(c) as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned Securities representing more than 5% of any class of Securities then outstanding.

          "Threshold Percentage" means 40.0%.
           --------------------

          "Total Current Voting Power" means, as of any date of determination,
           --------------------------
     the total number of votes which may be cast in the election of members of the Board of Directors of the Company if all Voting Securities are present and vote.

          "Voting Agreement" means the Third Amended and Restated Voting
           ----------------
     Agreement dated as of June 17, 1999.

          "Voting Securities" is defined in Section 1.1(a).
           -----------------

          1.3  Notice of Voting Securities Purchases. Rite Aid shall notify the
               -------------------------------------
Company as to any future acquisition of beneficial ownership of Voting Securities, or rights thereto, within ten (10) business days after such action in order for the Company to monitor compliance with the terms of this Agreement.

          1.4  Other Restricted Activities. (a) At any time during the
               ---------------------------
Standstill Period, except for the acquisition of Voting Securities up to the Threshold Percentage by means of a tender offer, open market purchases, private purchases or any other legally available means, or with the prior written consent of a majority of the Board (excluding the vote of any director appointed by Rite Aid) neither Rite Aid nor any Affiliate of Rite Aid shall (i) propose to enter into, directly or indirectly, any merger or other business combination involving the Company or propose to purchase, directly or indirectly, a material portion of the assets of the Company, (ii) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are used in Regulation 14A under the Exchange Act) to vote or consent, or seek to advise or influence any Person with respect to the voting of, or granting of a consent with respect to, any Securities, (iii) deposit any Securities into a voting trust or subject any Securities to any arrangement or agreement with any third party with respect to the voting of such Securities (other than as contemplated by the Voting Agreement), (iv) form, join or participate in any 13D Group, (v)
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                                                                               7

otherwise act, alone or in concert with others, to seek to control or influence the management or policies of the Company, (vi) disclose any intention, plan or arrangement inconsistent with the foregoing or (vii) advise, assist (including by knowingly providing or arranging financing for that purpose) or encourage any other Person in connection with any of the foregoing. Rite Aid also agrees not to (and to cause its Affiliates not to) (x) request the Company or any of its agents or representatives, directly or indirectly, to amend or waive any provision of this Section 1.4(a) (including this sentence) or (y) take any action which might require the Company to make a public announcement regarding the possibility of a transaction with the Company (excluding announcements relating to the Strategic Agreements); provided that this clause (y) shall not
                                       --------
be deemed to prohibit Rite Aid from communicating with the Board so long as such communication is not intended to elicit a public response by such Board.
Nothing contained in this Section 1.4 shall be deemed to prevent Rite Aid from taking actions permitted under the Voting Agreement or Section 3 of this Agreement.

     (b) The provisions of Section 1.4(a) shall not apply during the pendency of a Standstill Suspension Period.

     1.5  Voting Restrictions.  During the Standstill Period, Rite Aid shall
          -------------------
take all action as may be required such that all Voting Securities beneficially owned by Rite Aid are voted at every meeting of the Company's stockholders and in any solicitation of consents in lieu of any such meeting (a) in any election of directors in favor of the nominees put forth and recommended by the Board,
(b) on any stockholder proposals made pursuant to Rule 14a-8 under the Exchange Act, in accordance with the recommendation of a majority of the Board and (c) on all proposed amendments to the Company's certificate of incorporation, other than any amendment to the voting or other rights of the holders of the Common Stock that is adverse to Rite Aid, in accordance with the recommendation of a majority of the Board.

     2.   Sales by Rite Aid.
          -----------------
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     2.1  Transfer Restrictions.  Notwithstanding any other provisions of this
          ---------------------
Agreement, during the Standstill Period, Rite Aid shall not directly or indirectly sell or otherwise transfer or dispose of any shares of the Company's capital stock beneficially owned by Rite Aid ("Stock"), or any interest therein,
                                               -----
except  as follows:

          (i)   to the Company;

          (ii) to any Rite Aid Controlled Entity which has agreed in writing with the Company to be bound to the terms of this Agreement;

         (iii) (x) in a private placement exempt from the registration requirements of the Securities Act, provided that Rite Aid obtains an
                                         --------
     opinion of counsel stating that such sale, transfer or disposition is exempt from the registration requirements of the Securities Act, or

                (y) pursuant to a bona fide underwritten public offering or shelf offering registered under the Securities Act;

     provided, that in the case of each of clauses (x) and (y), to the knowledge
     --------
     of Rite Aid after due inquiry, no single Person or 13D Group would, as a result of such transfer, beneficially own more than 5% of the Voting Securities;

         (iv) pursuant to Rule 144 under the Securities Act;

         (v) at any time, pursuant to any tender offer or exchange offer subject to Regulation 14D under the Exchange Act which (x) is not opposed by the Board within the time the Board is required, pursuant to the rules and regulations promulgated under the Exchange Act, to advise stockholders of the Company of its position on such offer or (y) if successful would effect a Change of Control Transaction; or

         (vi) at any time, pursuant to, or in connection with the consummation of, any definitive agreement between the Company and any other Person in respect of a merger, consolidation, recapitalization, sale of assets or other business combination transaction.

         2.2  Prohibited Transfers. Any attempt by Rite Aid to sell, transfer or
              --------------------
dispose of Stock or any interest therein in violation of this Section 2 shall be void and
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                                                                               9

the Company agrees it will not effect such a sale, transfer or disposition nor will it treat any alleged transferee as the holder of such Stock.

          2.3  Legended Certificates.  Each certificate representing shares of
               ---------------------
Stock now or hereafter owned by Rite Aid shall be endorsed with the following legend unless the applicable restrictions referenced below shall have lapsed by the terms of the agreements in which such restrictions are contained (in which event the relevant legend shall be removed from such certificate):

          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN A GOVERNANCE AGREEMENT DATED AS OF JUNE 17, 1999, BETWEEN THE STOCKHOLDER AND THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

      3.  Board Representation.
          --------------------

          3.1  Designation of Director. On the first business day following the
               -----------------------
termination of Rite Aid's rights under Section 1(d) of the Voting Agreement pursuant to Section 3.1(b) thereof, the Company will cause the Board to nominate, recommend and solicit proxies (if necessary) for election to the Board of one person designated by Rite Aid; provided, that this obligation shall be deemed fulfilled in the event a Rite Aid designated director is already sitting on the Board at such time. Thereafter, in the event of a vacancy in such Rite Aid Board seat, or in any Board election in which the Rite Aid designated director is up for re-election, the Company will cause the vacancy to be filled with a Rite Aid designated director or will cause such Rite Aid designated director to be included on the slate of directors proposed by the Board at such election and cause the Board to recommend and solicit proxies (if necessary) in favor of such Rite Aid designated director. Notwithstanding any of the foregoing, the Company's obligations under this Section 3 will terminate on the earliest of:

          (x) the date Rite Aid ceases to beneficially own at least 5% of the then-outstanding shares of Common Stock;

          (y) the date of termination of all of the Strategic Agreements; and

          (z) when the Company shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) where the stockholders of the Company own less than fifty percent (50%) of the voting power of the surviving entity after such merger or consolidation, provided that this subsection (z) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

          3.2  Designation of an Observer. At any time prior to the termination
               --------------------------
of all of the Strategic Agreements or the occurrence of an event described in clause (z) of Section 3.1, Rite Aid shall be entitled to designate a nonvoting observer who shall be entitled to attend any meeting of the Board which a Rite Aid designated director does not attend and who, at any time when there is not a Rite Aid designated director on the Board, shall be provided (i) notice of all meetings of the Board (concurrent with the delivery of such notice to directors), (ii) notice of any action that the Board may take by written consent (concurrent with the delivery of such notice to directors) and (iii) promptly delivered copies of all minutes and other records of action by, and all written information furnished to the Board.

          3.3  Conflicts.  Notwithstanding the foregoing, no Rite Aid Board
               ---------
observer shall be permitted to attend any Board meeting (or any portion thereof) at which discussions relate to matters which the General Counsel of the Company determines could be subject to the attorney/client privilege.

      4.  Pre-IPO Right.
          -------------

          4.1  Right of First Offer. Subject to the terms and conditions
               --------------------
specified in this Section 4.1, the Company hereby grants to Rite Aid a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined).

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to
        ------
Rite Aid in accordance with the following provisions:

          (a) The Company shall deliver a notice by certified mail or overnight courier ("Notice") to Rite Aid stating (i) its bona fide intention to offer such
          ------
Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

          (b) Within 15 calendar days after delivery of the Notice, Rite Aid may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the amount necessary for Rite Aid to maintain its equity percentage in the Company (calculated as the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities held by Rite Aid as of the date of this Agreement (or if less, the number then held by Rite Aid) bears to the total number of shares of Common Stock then outstanding.

          (c) The right of first offer in this Section 4.1 shall not be applicable (i) to the issuance or sale of capital stock (or options therefor) to employees, consultants, officers or directors of the Company pursuant to stock purchase or stock option plans or agreements approved by the Board (including options granted prior to the date hereof), (ii) to the issuance of securities in connection with bona fide acquisitions, mergers or similar transactions, (iii) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions, (iv) to the issuance of securities in a public offering of securities pursuant to a registration statement filed under the Securities Act,
(v) to the issuance of securities pursuant to the conversion or exercise of options, warrants, notes, or other rights to acquire securities of the Company, or (vi) to the issuance of securities pursuant to stock splits, stock dividends or like transactions.

     4.2  Termination of Covenants.  The covenants set forth in Section 4.1
          ------------------------
shall terminate and be of no further force or effect (i) upon the consummation of a Qualified IPO, or (ii) when the Company shall (A) sell, convey, or otherwise dispose of all or substantially all of its property or business or merge or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) where the stockholders of the Company own less than fifty percent (50%) of the voting power of the surviving entity after such merger or consolidation or (B) effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this subsection (ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

     5.   Miscellaneous.
          -------------

     5.1  Successors and Assigns.  This Agreement and each party's rights and
          ----------------------
obligations hereunder shall not be assigned without the prior written consent of the other party; provided, that in connection with a transfer pursuant to
                 --------
Section 2.1(ii), no consent of the Company shall be required but Rite Aid shall cause the transferee to agree in writing with the Company to be bound to (and receive the benefit of) Rite Aid's rights and obligations under this Agreement. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     5.2  Amendments and Waivers.  Any term of this Agreement may be amended
          ----------------------
or waived only with the written consent of the Company and Rite Aid, or that of their respective permitted successors and assigns. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, Rite Aid and any of their permitted successors and assigns.

     5.3  Notices.  Unless otherwise provided, any notice required or
          -------
permitted by this Agreement shall be in writing and shall be deemed given upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or as subsequently modified by written notice, and if to the Company, with a copy to the General Counsel of the Company at the address of the Company set forth below and, if to Rite Aid, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY 10022-3897 (telephone: (212) 735-3000; telecopy: (212) 735-2000),
Attention: Nancy Lieberman.

     5.4  Severability. If any term or other provision of this Agreement is
          ------------
invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

     5.5  Governing Law.  This Agreement and all acts and transactions
          -------------
pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

     5.6  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.7  Titles and Subtitles.  The titles and subtitles used in this
          --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     5.8  Enforcement.  The parties agree that irreparable damage would occur in
          -----------
the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York or Delaware state court or any Federal court located in the State of New York or the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any New York or Delaware state court or any Federal court located in the State of New York or the State of Delaware in the event any dispute arises out of this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement in any court other than any New York or Delaware state court or any Federal court sitting in the State of New York or the State of Delaware and (d) waives any right to trial by jury with respect to any action related to or arising out of this Agreement.

     5.9  Effectiveness.  This Agreement shall become effective only
          -------------
concurrently with the Closing (as defined in the Series E Purchase Agreement). This Agreement shall automatically terminate concurrently with any termination of the Series E Purchase Agreement pursuant to Section 7.16 thereof. Upon such termination, this Agreement shall become void and of no further effect.



                           [Signature Page Follows]

     The parties have executed this Governance Agreement as of the date first written above.


                                             COMPANY:

                                             DRUGSTORE.COM, INC.

                                             By: /s/ Peter M. Neupert
                                                --------------------------------
                                                Name:   Peter M. Neupert
                                                Title:  President and CEO

                                             Address: 13920 SE Eastgate Way,
                                                      Suite 300
                                                      Bellevue, WA  98005


                                             RITE AID:

                                             RITE AID CORPORATION

                                             By: /s/ Elliot S. Gerson
                                                --------------------------------
                                                Name:  Elliot S. Gerson
                                                Title:

                                             Address: 30 Hunter Lane
                                                      Camp Hill, PA 17011